SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITYES EXCHANGE ACT OF 1934
Filed by a Party other than the Registrant
Definitive Information Statement

LOCATEPLUS HOLDINGS CORPORATION

____________________________________________________________
Carl Green
523 E. 11th Street
Duluth, MN 55805
_____________________________________________________________

No fee required

Dear LocatePlus Holdings Corporation Shareholder:

We are communicating with you at this time about the written consent (a), to demonstrate the classification of the Directors and (b), and to change the composition of the Board of Directors.

Effective on April 14, 2011 by written consent of a majority of the stockholders has consented to eliminate classification of Directors by term, to reduce the number of Directors to seven and to re-constitute the Broad of Directors to consist of the following individuals, each to serve for a one year term and until a successor is elected and qualifies.

Carl Green
George Isaac
John Long
Patrick Murphy
Anthony Spatorico
Derrek Spatorico
Moshe Luchaer

The Board of Directors may appoint Directors to fill vacancies in the event one or more Directors leave the Board of Directors or in the event that the size of the Board of Directors is increased.

The majority of shareholders determined that changing the classification and reconfiguring the composition of the Board of Directors was at this time, in the best interest of shareholders in view of the challenges now faced by the company.  The determination was reached as a result of the current challenges with the SEC, the company's financial position, it's major creditors and the need to obtain more input from shareholders.

The company needs to eliminate it's debt that was accumulated in prior years.  The company continues to be in default on debt to the primary secured debt holder.  The company promised on November 3, 2008 that the company would amend its Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 50,000,000 to allow them to consent to convert the debt which was never done, yet 50,000,000 shares of common stock are now outstanding.

The majority of shareholders feel it was in the best interest of all shareholders to make these changes. Under Delaware law and applicable securities laws if the written consent is signed by a majority of the shareholders it is not necessary to hold a meeting of shareholders. Written consent has been obtained from shareholders holding fifty one percent (51%) or more of the common stock of the company.

On the attached written consent forms, note that several of the signatures are duplicates and are only counted as one signature for each person.  There is also one couple who own stock together that are counted as one signature.  The total number of shareholders signing the written consent form is ten.

Under Delaware law, the approval of an action by written consent is effective as soon as holders of the requisite percentage of shares, as of the applicable record date, have submitted consents.

THIS STATEMENT CONTAINS IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY. YOU ARE STRONGLY URGED TO READ THIS STATEMENT IN ITS ENTIRETY AS WELL AS THE APPENDIX AND THE DOCUMENTS INCORPORATED BY REFERENCE IN THIS STATEMENT.

By:  Carl Green

Appendix A

FORM OF WRITTEN CONSENT

WRITTEN CONSENT OF A MAJORITY OF STOCKHOLDERS
IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS
OF LOCATE PLUS HOLDINGS CORPORATION
APRIL 14th, 2011

Pursuant to Sections 228 of the Delaware General Corporation Law and Section 13 of the Corporation's By-Laws, the undersigned, being a majority of the stockholders of LocatePLUS Holdings Corporation, a Delaware corporation (the "Corporation"), hereby consents to the following actions, which shall, for all purposes, constitute a written consent in lieu of special meeting of the Stockholders of the Corporation

PLEASE CHECK EACH PROPOSAL INDICATING WHETHER YOU CONSENT OR DO NOT CONSENT

1. REDUCTION OF MEMBERS OF THE BOARD OF DIRECTORS TO SEVEN AND THE FOLLOWING DIRECTORS EACH BE APPOINTED FOR A ONE YEAR TERM

RESOLVED: That the following individuals each be elected to a one year term:

Carl Green
George Isaac
John Long
Patrick Murphy
Anthony Spatorico
Derrick Spatorico
Moshe Zuchaer

CONSENT ✓ DO NOT CONSENT ______

2. OMNIBUS

RESOLVED: That the officers of the Corporation hereby are, and each of them singly hereby is, authorized to execute and deliver all such certificates, instruments and documents, make all such payments, make all such filings, and do all such other acts and things as in their opinion, or in the opinion of any one of them, may be necessary or appropriate in order to carry out the intent and purposes of the foregoing resolutions

CONSENT [initialed] DO NOT CONSENT ______

The undersigned further directs that this consent shall take effect immediately as of the date first above written and shall be filed in the minute book of the Corporation with the minutes of the meetings of the Stockholders.

NOTE: TO BE VALID, CONSENT MUST BE SIGNED BY STOCKHOLDER(S) OF RECORD

Date: March 9, 2010 By: [signature]

Date: March 9, 2011 By: Carl Green

Date: March 29, 2011 By: James Lindsey Clark

Date: April 4, 2011 By: [signature] JOHN NACHEF

Date: ______ By: ______

Date: ______ By: ______

necessary or appropriate in order to carry out the intent and purposes of the foregoing resolutions.

CONSENT ✓ DO NOT CONSENT ______

The undersigned further directs that this consent shall take effect immediately as of the date first above written and shall be filed in the minute book of the Corporation with the minutes of the meetings of the Stockholders.

NOTE: TO BE VALID, CONSENT MUST BE SIGNED BY STOCKHOLDER(S) OF RECORD

Date: March 9, 2010 By: [signature]

Date: APRIL 3rd 2011 By: [signature] ← REPRESENTING ALL TRUSTS & SUB ACCOUNTS OWNED BY SAME.

Date:______________ By:______________

Date:______________ By:______________

Date:______________ By:______________

Date:______________ By:______________

necessary or appropriate in order to carry out the intent and purposes of the foregoing resolutions.

CONSENT _____ DO NOT CONSENT _____

The undersigned further directs that this consent shall take effect immediately as of the date first above written and shall be filed in the minute book of the Corporation with the minutes of the meetings of the Stockholders.

NOTE: TO BE VALID, CONSENT MUST BE SIGNED BY STOCKHOLDER(S) OF RECORD

Date:__________ By:__________

Date:__________ By:__________

Date:__________ By:__________

Date: March 31, 2011 By: Martin J Rosen

Date:__________ By:__________

Date:__________ By:__________

necessary or appropriate in order to carry out the intent and purposes of the foregoing resolutions.

CONSENT ✓ [initials] DO NOT CONSENT ______

The undersigned further directs that this consent shall take effect immediately as of the date first above written and shall be filed in the minute book of the Corporation with the minutes of the meetings of the Stockholders.

NOTE: TO BE VALID, CONSENT MUST BE SIGNED BY STOCKHOLDER(S) OF RECORD

Date: March 9, 2010 By: [signature]

Date: March 9, 2011 By: Carl Greene [signature]

Date: March 29, 2011 By: James Lindsey Clark [signature]

Date: April 11, 2011 By: Dale Hara [signature]

Date: ______ By: ______

Date: ______ By: ______

necessary or appropriate in order to carry out the intent and purposes of the foregoing resolutions.

CONSENT ✓ (YES) DO NOT CONSENT ______

The undersigned further directs that this consent shall take effect immediately as of the date first above written and shall be filed in the minute book of the Corporation with the minutes of the meetings of the Stockholders.

NOTE: TO BE VALID, CONSENT MUST BE SIGNED BY STOCKHOLDER(S) OF RECORD

Date: ______________ By: ______________

Date: 4/12/11 By: [signature] (Elliot Brooks)

Date: ______________ By: ______________

Date: ______________ By: ______________

Date: ______________ By: ______________

necessary or appropriate in order to carry out the intent and purposes of the foregoing resolutions.

CONSENT ✓ DO NOT CONSENT ______

The undersigned further directs that this consent shall take effect immediately as of the date first above written and shall be filed in the minute book of the Corporation with the minutes of the meetings of the Stockholders.

NOTE: TO BE VALID, CONSENT MUST BE SIGNED BY STOCKHOLDER(S) OF RECORD

Date: ______ By: ______

Date: 4/11/11 By: [signature] Eileen Lasher

Date: 4/11/11 By: [signature] Lisa Lasher

Date: ______ By: ______

Date: ______ By: ______

Date: ______ By: ______